UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2026

Pinnacle Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43439	35-2953467
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 South County Road, Suite 220
Palm Beach, FL 33480

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 309-3447

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	PNAQ.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	PNAQ	The New York Stock Exchange
Rights, each right entitling the holder to receive one-eighth (1/8) of one Class A ordinary share	PNAQ.RT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 6, 2026, Pinnacle Acquisition Corporation, a Cayman Islands exempted company (the “Company”), consummated its initial public offering (“IPO”), which consisted of 20,000,000 units (the “Units”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (the “Class A Ordinary Share”), and one right to receive one-eighth (1/8) of one Class A Ordinary Share upon the consummation of the Company’s initial business combination. The underwriters have been granted an option to purchase up to 3,000,000 Units within 45 days from August 6, 2026 to cover over-allotments.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement on Form S-1 (File No. 333-297618), originally filed with the U.S. Securities and Exchange Commission on July 22, 2026 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated August 6, 2026, by and between the Company and Santander US Capital Markets LLC (“Santander”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Share Rights Agreement, dated August 6, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as share rights agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated August 6, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated August 6, 2026, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated August 6, 2026 (the “Private Placement Units Purchase Agreement”), by and between the Company and PAC Sponsor, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Letter Agreement, dated August 6, 2026, by and among the Company, its officers, its directors and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated August 6, 2026, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	Indemnity Agreements, dated August 6, 2026, by and among the Company and each director and executive officer of the Company (the “Indemnity Agreements”), the form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Units Purchase Agreement, the Company completed the private placement of an aggregate of 225,000 private placement units (the “Private Placement Units”) to the Sponsor at a price of $10.00 per Private Placement Unit, or $2,250,000 in the aggregate. The Private Placement Units (and underlying securities) are identical to the units included in the Units sold in the IPO, except as otherwise disclosed in the Company’s Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2026, in connection with the IPO, Andrew Rechtschaffen, Karen Martin, Paul Stoyan and Harry Brandler (collectively with Steven K. Hudson, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Each of Karen Martin, Paul Stoyan and Harry Brandler was appointed to the Board’s Audit Committee with Karen Martin serving as chair of the Audit Committee. Each of Karen Martin, Paul Stoyan and Harry Brandler was appointed to the Board’s Compensation Committee, with Mr. Brandler serving as chair of the Compensation Committee. Each of Karen Martin, Paul Stoyan and Harry Brandler was appointed to the Board’s Nominating and Corporate Governance Committee, with Mr. Stoyan serving as chair of the Nominating and Corporate Governance Committee.

On August 6, 2026, the Company entered into the Indemnity Agreements with each of its directors and officers that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing summary of the Indemnity Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of Indemnity Agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On August 6, 2026, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which was effective on August 6, 2026. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $200,000,000, comprised of certain of the proceeds from the IPO and the sale of the Private Placement Units (which amount includes up to $6,000,000 of the underwriter’s deferred discount and commissions), was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes and for winding up and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 21 months from the closing of the IPO (or by such earlier liquidation date as the Board may approve), subject to applicable law, or (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 21 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On August 6, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On August 10, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 6, 2026, by and between the Company and Santander, as representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Share Rights Agreement, dated August 6, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as share rights agent.

10.1	Investment Management Trust Agreement, dated August 6, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.2	Registration Rights Agreement, dated August 6, 2026, by and among the Company and certain security holders.

10.3	Private Placement Units Purchase Agreement, dated August 6, 2026, by and between the Company and the Sponsor.

10.4	Letter Agreement, dated August 6, 2026, by and among the Company, its officers, directors and the Sponsor.

10.5	Administrative Services Agreement, dated August 6, 2026, by and between the Company and the Sponsor.

10.6	Form of Indemnity Agreement.

99.1	Press Release, dated August 6, 2026.

99.2	Press Release, dated August 10, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ACQUISITION CORPORATION

	By:	/s/ Steven K. Hudson
	Name:	Steven K. Hudson
	Title:	Chief Executive Officer

Dated: August 10, 2026

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